UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             August 8, 2009
                             --------------

                         Enhance Skin Products Inc.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

               000-52755                       84-1724410
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

          695 South Colorado Boulevard, Suite 480
          Denver, Colorado                                80246
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                               (416) 644-8318
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                        Copies of Communications to:
                            Stepp Law Corporation
            15707 Rockfield Boulevard, Suite 101, Irvine, CA 92618
               Telephone: 949.660.6700  Facsimile: 949.660.9010
                            tes@stepplawgroup.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

   On August 8, 2009, (i) Moore & Associates, Chartered (the "Former Accountant") resigned as our independent registered public accountants and
(ii) we approved the engagement of Seale and Beers, CPAs (the "New Accountant") to serve as our independent registered public accountants for our fiscal year ending April 30, 2009. The New Accountant was engaged on August 9, 2009.

   The Former Accountant issued its auditor's report regarding our financial statements for our fiscal year ended April 30, 2008, which included an explanatory paragraph as to our ability to continue as a going concern.

   Other than the going concern uncertainty described above, the Former Accountant's auditor's report regarding our financial statements for our fiscal year ended April 30, 2008, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

   During the periods ended April 30, 2009, and April 30, 2008 and through the date of this Current Report on Form 8-K, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference thereto in its report regarding our financial statements for such periods.

   During the periods ended April 30, 2009 and through the date of this Current Report on Form 8-K there were no reportable events as defined in
Item 304(a)(1)(iv) of Regulation S-K.

   During the periods ended April 30, 2009 and April 30, 2008 and through the date of this Current Report on Form 8-K, neither we nor anyone on our behalf has consulted with the New Accountant regarding either:

  1. The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered regarding our financial statements, and neither was a written report provided to us nor was oral advice provided that the New Accountant concluded was an important factor considered by us in making a decision as to an accounting, auditing, or financial reporting issue; or

  2. Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or
      (v) of Regulation S-K, respectively.

   We have requested the Former Accountant to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above information. The requested letter has not been received from the Former Accountant as of the date of the filing of this Current Report on Form 8-K, but upon receipt of that letter, we will file an amended Current Report on Form 8-K, with that letter attached as Exhibit 16.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits

      No.   Exhibits
      ---   --------

      16.1  Letter from Moore and Associates, Chartered, dated
            August 13, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K


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                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Enhance Skin Products Inc.

                                    By: /s/ Brian Lukian
                                        -----------------------
                                        Chief Financial Officer

Date:  August 13, 2009


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